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                                                                      EXHIBIT 23

                        CONSENT OF INDEPENDENT AUDITORS

    We consent to the use of our report dated October 10, 1997, with respect to the financial statements of American Crystal Sugar Company for the year ended August 31, 1997, in this Form 10-K (file number 33-83868, 33-11693 and 333-32251).

/s/ EIDE HELMEKE PLLP
November 28, 1997
Fargo, North Dakota